Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minuteman International, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Nolan, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. Nolan

Thomas J. Nolan
Vice President, Chief Financial Officer, Secretary and Treasurer
May 10, 2004

“The certification provided by the CAO does not in anyway alter the responsibilities of the CEO and CFO of Minuteman International, Inc. in connection with their certifications provided pursuant to Sections 302 and 906 of The Sarbanes-Oxley Act.”